Exhibit 31.1

                                  AMENDED
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSUANT TO RULE 13a-14(a)/15(d)-14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

I,  JAMES  C.  FIELDS,  certify  that:

1. I have reviewed this annual report for fiscal year ended December 31, 2007 on Form 10-KSB of LocatePLUS Holdings Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of LocatePLUS Holdings Corporation as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for LocatePLUS Holdings Corporation and have:

     (A) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to LocatePLUS Holdings Corporation, including its consolidated subsidiaries, is made known to us by others within those entities,particularly during the period in which this report is being prepared

     (B) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles

     (C) evaluated the effectiveness of LocatePLUS Holdings Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (D) disclosed in this report any change in LocatePLUS Holdings Corporation's internal control over financial reporting that occurred during LocatePLUS Holdings Corporation's most recent fiscal quarter (LocatePLUS Holdings Corporation's fourth fiscal quarter in the case of annual report) that has materially affected, or is reasonably likely to materially affect, LocatePLUS Holdings Corporation's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to LocatePLUS Holdings Corporation's auditors and the audit committee of LocatePLUS Holdings Corporation's board of directors (or persons performing the equivalent functions):

     (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect LocatePLUS Holdings Corporation's ability to record, process, summarize and report financial information; and

     (B) any fraud, whether or not material, that involves management or other employees who have a significant role in LocatePLUS Holdings Corporation's internal control over financial reporting.


               /s/  James  C.  Fields
               James  C.  Fields
               President  and  Chief  Executive  Officer
               (Principal Executive Officer, Chief Financial Officer)

               April  1,  2008 (amended as of September 25, 2008)